Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
April, 1998



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.0375%



Excess Protection Level
   3 Month Average  10.07%
      April, 1998  10.83%
      March, 1998  10.84%
      February, 1998  8.55%


Cash Yield                                              26.14%


Investor Charge Offs                                    7.27%


Base Rate                                               8.04%


Over 35 Day Delinquency                                 5.58%


Seller's Interest                                       23.91%


Total Payment Rate                                      10.35%


Total Principal Balance                                $4,906,345,724.47


Investor Participation Amount                          $83,333,333.30


Seller Participation Amount                            $1,173,012,391.1